                                                               December 19, 1995

Dear Fellow Shareholders:

     I am pleased to provide you with the annual report for Heritage Series Trust-Small Cap Stock Fund (the "Fund") for the fiscal year ended October 31, 1995. For this period, Class A Shares of your Fund had a total return of +23.97% (excluding the imposition of a front end sales load). For the same period, the Russell 2000 index (an index comprised of smaller capitalization companies), had a return of +18.33%. From April 3, 1995, when Class C Shares of your Fund were introduced, through the end of the Fund's fiscal year, Class C Shares returned +19.91%.

     Within the past year, we have experienced not only a pleasant change in the climate for investors in small cap stocks, but also a significant change in the management of your Fund's investment portfolio. In May 1995, your Fund's Trustees approved solicitation of shareholder approval for retaining Eagle Asset Management ("Eagle") as a subadviser for a portion of your Fund's portfolio, replacing the Research Department of Raymond James & Associates. This change was approved by shareholders at an August 7, 1995 special meeting.* Eagle is continuing to invest the majority of their portion of your Fund in stocks rated "Buy 1" by the Research Department of Raymond James & Associates, much like the Research Department did previously. We appreciate the services that David Henwood provided for your Fund on behalf of Research from the inception of your Fund through August 1995. We are excited about the future for your Fund with the current team of Bert Boksen at Eagle and Jim Awad at Awad & Associates. In the letters that follow, your Fund's portfolio managers discuss the factors that materially affected your Fund's performance last year. I hope you find their comments helpful in understanding how your Fund's investment portfolio is managed.

     On behalf of all of us at Heritage, thank you for your continuing investment with us. We hope you had a happy and healthy holiday season and wish you a wonderful 1996!

                                            Sincerely,

                                            /s/ Stephen G. Hill
                                            -------------------
                                            Stephen G. Hill
                                            President
---------------

* Proxy Voting Results:

     On August 7, 1995 a special shareholders' meeting was held. The results of that meeting on the following items were as follows:

                                                                     SHARES
                                                    -----------------------------------------
                                                         FOR          AGAINST      ABSTAINING
                                                    -------------    ----------    ----------
    To approve the Investment Subadvisory
      Agreement between Heritage Asset Management,
      Inc. and Eagle Asset Management, Inc. with
      respect to the Fund.........................  1,302,045.577    50,836.027    83,151.271
                                                     ============     =========     =========

                                                               December 19, 1995

Dear Shareholders:

     It is with great pleasure that we present you with the performance report for the portion of your Fund managed by Awad & Associates.

     In terms of specific situations, your Fund benefited from a position in Wallace Computer Services, Inc. This company, having benefited from significant investments in new technology, was offered to be taken over by Moore Corporation, which resulted in significant appreciation. Another major winner was National Data Corp., where excellent fundamentals became apparent to the investment community. Peak Technologies made good money for your Fund, as its premier position in the bar code distribution area created good growing profits.

     In the medical area, your Fund benefited from the favorable outlooks at some emerging and middle sized companies with excellent prospects. This universe includes Angeion, Eckerd Corp., Circon and Thermo Cardiosystems.

     In addition, your Fund benefited from the continuing restructuring of the financial sector, with Summit Bancorp., RCSB Financial and First Financial Caribbean. The Fund also benefited from owning companies which had restructured and started to grow, yet which were underfollowed by the investment community. Examples are Americredit in the auto finance area and National Education Corporation.

     In the technology area, Printronix, which makes high speed printers, and Inter-Tel, which automates communications for small businesses, added to the Fund's results. Finally, good money was made in Luxotica, which consolidated its grip on the eyeglass manufacturing and retailing industry.

     On the negative side, real estate investment trusts were disappointing as were a variety of situations where the earnings turned out to be somewhat less than expected. A position in Sports Club hurt the Fund, as the company was not as successful as hoped for in consolidating the athletic club industry. An investment in an emerging software company was unsuccessful, as the company used up its finances and is in the process of being merged with another company. John Alden hurt the Fund's results, as HMO costs grew faster than expected.

     Our portion of your Fund is invested largely in companies with growing earnings and good balance sheets yet which sell at low price earnings ratios and below strategic acquisition value. We believe these should be sound investments over time.

     Going forward, we expect further strength in equity prices based on low inflation, sustainable economic growth, increasing corporate profits, movement toward a balanced budget, declining interest rates, favorable stock valuations and the initiation of a capital gains tax cut.

     From a historical perspective, we believe small capitalization stocks are still particularly attractive. While these stocks have provided high returns over time, during much of the 1980's this universe of stocks appreciated less than large capitalization stocks, and although they have outperformed in the 1990's, they have not yet recouped the underperformance of the 1980's. Thus, an argument can be made that the stocks are attractive relative to the market as a whole.

     We are hopeful that this combination of factors should lead to record stock prices over the next year.

                                            Sincerely,

                                            /s/ James D. Awad
                                            -----------------
                                            James D. Awad
                                            President
                                            Awad & Associates

                                                               December 19, 1995

Dear Shareholders:

     An expanding U.S. economy, growing moderately with low inflation provided a favorable background for falling interest rates and corporate profitability gains throughout 1995. Such an environment was healthy for both the bond and equity markets as both experienced steady and impressive gains.

     Strong markets throughout fiscal year 1995 propelled the Fund upward even though the Russell 2000, a small stock index, lagged the Dow Jones Industrial Averages and Standard & Poor's 500 Composite Stock Price Index. A lack of a heavy weighting of technology stocks somewhat hurt relative performance of the Research portion of the Heritage Small Cap Stock Fund. Still, major stock appreciation gains were achieved in quality growth stocks led by 40%-plus gainers including: Cordis Corp., DF&R Restaurants, Danka Business Systems, JLG Industries, Metrocall, Inc., National Education Corp., Outback Steakhouse, Scientific Gaming, and U.S. Filter. These stocks produced strong earnings gains and all benefitted from rising Price/Earnings multiples over the past year.

     Despite the strength in the overall market, any smaller stocks with disappointing results were immediately penalized and usually severely. Unfortunately, this was true of several 20%-plus decliners in the Research position of your Fund, including: Aldila, Peoples Telephone, Pittencrieff Communications, and Sun Healthcare.

     The overall performance during my nine months managing a portion of your Fund was aided by quality growth companies, and was hurt by non-performing cyclicals and companies that failed to live up to analysts' expectations.

     In 1995, business spending-driven stocks led and consumer spending sensitive stocks usually lagged. These trends are continuing to be evident in recent trading activity, but investors are becoming more sensitive to very high P/Es and economic sensitivity issues as the economy continues to slow.

     I enjoyed the opportunity of serving as a portfolio manager for a portion of your Fund.

                                            Sincerely,

                                            /s/ David A. Henwood
                                            --------------------
                                            David A. Henwood
                                            Senior Vice President, Director of
                                            Research
                                            Raymond James & Associates

                                                               December 19, 1995

Dear Fellow Shareholders:

     It is with great pleasure, enthusiasm and positive anticipation that I report to shareholders for the first time as a portfolio manager of your Fund. After sixteen years at Raymond James, as an analyst, institutional salesperson, Chief Investment Officer and Chairman of the Focus Committee, in August of this year, as a strong complement to my new position as Small Cap manager at Eagle Asset Management, I assumed the portfolio management of the portion of your Fund previously managed by the Raymond James Research Department.

     My prior experience at Raymond James should enable me to perform well in maintaining the character of the Fund (i.e. primarily Raymond James research stocks), while augmenting that research with the talents brought to bear by Eagle's research and trading capabilities.

     My thanks to my predecessor Dave Henwood who did an outstanding job in managing your Fund. He left me an excellent list of stocks, which included DF & R restaurants, which was acquired by Apple South, and Cordis Corp., which received an offer from Johnson & Johnson.

     Upon assuming management of the Fund, I added to certain existing positions such as Harsco, U.S. Filter, Calloway, Thermo Instruments and Southeast Securities. New purchases include Thermedics, Ampex, CCH, Amtran and Interim Services. Recently, your Fund benefited as CCH received a $55.50 a share cash tender offer. Our cost was slightly over $23 a share.

     Stocks sold included Living Centers, Fisher Scientific, Sequent Computer, Cellstar and Royal Caribbean. The best sale of the period was Players International, which was sold at $20 5/8. Players currently trades at approximately $12 1/8. On the downside Amtran, a regional airline, has been a negative performer despite robust earnings.

     Recently, I began adding to the oil service sector, as strong activity in the Gulf of Mexico and rising Natural Gas prices figure to help that sector. Purchases made subsequent to fiscal year end include Marine Drilling and Seacor Holdings.

     Historically and currently, the Fund has been underweighted in technology, probably a good place to be given current valuations of that sector. However, sometime in the future when valuations are more realistic, I will be seeking to increase the technology exposure.

     I am not a market timer and intend to stay over 90% invested under normal market conditions. Hopefully, industry diversification and strong research will help the Fund weather inevitable difficult market environments. Although, I will echo observations of most market observers that a cut in the capital gains tax rate should benefit small cap stocks.

     I feel good about the current make-up of the Fund and look forward to being able to report continued positive results.

Respectfully yours,

/s/ Bert Boksen
---------------
Bert Boksen
Senior Vice President
Eagle Asset Management, Inc.

                                   [CHART]
--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT
           SINCE INCEPTION OF HST-SMALL CAP STOCK FUND CLASS A SHARES
                                 ON MAY 7, 1993

      MEASUREMENT PERIOD         HST-SMALL CAP   RUSSELL 2000
    (FISCAL YEAR COVERED)         STOCK FUND         INDEX
5/7/93**                                  9525           10000
7/31/93                                   9512           10390
10/31/93                                 10378           11431
1/31/94                                  10938           11794
4/30/94                                  10631           11199
7/31/94                                  10145           10874
10/31/94                                 10798           11396
1/31/95                                  10817           11086
4/30/95                                  11427           12006
7/31/95                                  13116           13586
10/31/95                                 13386           13485

--------------------------------------------------------------------------------

 * Average annual total returns for HST-Small Cap Stock Fund Class A Shares are calculated in conformance with Item 22 of Form N-1A, which assumes the reinvestment of dividends and a sales load of 4.75%.
** From Fund inception on May 7, 1993.

                                   [CHART]
--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT
           SINCE INCEPTION OF HST-SMALL CAP STOCK FUND CLASS C SHARES
                                ON APRIL 3, 1995

                                 HST-SMALL CAP
      MEASUREMENT PERIOD          STOCK FUND     RUSSELL 2000
    (FISCAL YEAR COVERED)           $11,991          INDEX
4/3/1995****                             10000           10000
4/30/95                                  10268           10222
5/31/95                                  10466           10398
6/30/95                                  10906           10938
7/31/95                                  11729           11568
8/31/95                                  12023           11807
9/30/95                                  12527           12018
10/31/95                                 11991           11481

--------------------------------------------------------------------------------

 *** Annual total return for HST-Small Cap Stock Fund Class C Shares are calculated in conformance with Item 22 of Form N-1A.
**** From inception of Class C Shares on April 3, 1995.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                          MARKET
                                                                                                           VALUE
                                                                                                        -----------
REPURCHASE AGREEMENT--8.6%(A)

----------------------------

    Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 1995 @ 5.82%, to be repurchased at $5,310,858 on November 1, 1995, (collateralized by $4,945,000 United States
    Treasury Notes, 7.25%, due August 15, 2004 with a market value $5,449,041, including interest)(cost $5,310,000)........................................................................  $ 5,310,000
                                                                                                        -----------
COMMON STOCKS--89.9%(A)
---------------------

        SHARES
   ----------------
   AIR TRANSPORT--0.9%
   -----------------
             50,000   Amtran, Inc.*.....................................................................      550,000
                                                                                                          -----------
   BANKING--5.2%
   -------------
              2,500   Commerce Bancorp, Inc.............................................................       57,813
             32,500   First Financial Caribbean Corporation.............................................      578,906
             20,000   FNB Rochester Corporation*........................................................      157,500
             17,000   Home Financial Corporation........................................................      259,250
             25,000   Imperial Thrift & Loan Association*...............................................      287,500
             10,000   ISB Financial Corporation.........................................................      160,000
              5,000   Pennfed Financial Services, Inc.*.................................................       72,500
              2,500   Progressive Bank, Inc.............................................................       68,125
              5,000   Queens County Bancorp, Inc........................................................      200,000
             17,250   RCSB Financial, Inc...............................................................      383,812
             20,298   Summit Bancorporation.............................................................      575,956
             12,500   UJB Financial Corporation.........................................................      398,437
                                                                                                          -----------
                                                                                                            3,199,799
                                                                                                          -----------
   BROADCASTING--0.7%
   -----------------
             32,500   Spelling Entertainment Group, Inc.*...............................................      422,500
                                                                                                          -----------
   BUILDING--0.7%
   -------------
             20,000   Lennar Corporation................................................................      457,500
                                                                                                          -----------
   CHEMICALS--0.1%
   --------------
             10,000   Planet Polymer Technology, Inc.*..................................................       31,250
                                                                                                          -----------
   CONGLOMERATES/DIVERSIFIED--0.1%
   ----------------------------
              1,754   Belding Heminway Company, Inc.*...................................................        6,577
             10,000   Noel Group, Inc...................................................................       55,000
                                                                                                          -----------
                                                                                                               61,577
                                                                                                          -----------
   DATA PROCESSING--13.2%
   ---------------------
             27,376   BancTec, Inc.*....................................................................      513,300
             15,000   Byron Preiss Multimedia Company, Inc.*............................................      112,500
             45,000   Comdisco, Inc.....................................................................    1,372,500
             10,000   Cornerstone Imaging, Inc.*........................................................      225,000
            141,705   Greentree Software, Inc.*.........................................................      137,284
             52,000   Inter-Tel, Inc.*..................................................................      773,500
             79,500   National Data Corporation.........................................................    2,106,750
             40,000   Norand Corporation*...............................................................      680,000
             35,750   Printronix, Inc.*.................................................................      679,250
             35,000   Shared Medical Systems Corporation................................................    1,351,875
             15,000   Tech Data Corporation*............................................................      181,875
                                                                                                          -----------
                                                                                                            8,133,834
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                            MARKET
        SHARES                                                                                               VALUE
   ----------------                                                                                       -----------
   ELECTRONICS/ELECTRICAL--1.1%
   ------------------------
            200,000   Ampex Corporation*................................................................  $   625,000
             10,000   Cincinnati Microwave, Inc.*.......................................................       57,500
                                                                                                          -----------
                                                                                                              682,500
                                                                                                          -----------
   FILMED ENTERTAINMENT--3.2%
   ------------------------
             35,000   Applied Bioscience International Inc.*............................................      223,125
             25,000   IMCO Recycling, Inc...............................................................      537,500
             40,000   Republic Waste Industries*........................................................      860,000
             25,000   TETRA Technologies, Inc.*.........................................................      331,250
                                                                                                          -----------
                                                                                                            1,951,875
                                                                                                          -----------
   FINANCE--1.2%
   ------------
             61,000   AmeriCredit Corporation*..........................................................      747,250
                                                                                                          -----------
   FOOD--2.1%
   ----------
             25,000   D F & R Restaurants, Inc.*........................................................      762,500
             25,000   Morningstar Group, Inc.*..........................................................      193,750
             10,000   Smithfield Foods, Inc.*...........................................................      252,500
              5,694   Sylvan, Inc.*.....................................................................       60,499
                                                                                                          -----------
                                                                                                            1,269,249
                                                                                                          -----------
   HEALTH CARE CENTERS--6.1%
   -----------------------
             66,000   Advocat, Inc.*....................................................................      709,500
             27,500   Assisted Living Concepts, Inc.*...................................................      395,312
             44,300   Bergen Brunswig Corporation, Class "A"............................................      919,225
             30,000   Community Psychiatric Centers.....................................................      326,250
             45,000   Horizon Mental Health Management, Inc.*...........................................      697,500
              7,500   Multicare Companies, Inc.*........................................................      140,625
             35,000   Sterling Healthcare Group.........................................................      481,250
             10,000   Sterling House Corporation*.......................................................      123,750
                                                                                                          -----------
                                                                                                            3,793,412
                                                                                                          -----------
   HOME FURNISHINGS--0.5%
   ---------------------
             20,000   Falcon Products, Inc..............................................................      280,000
                                                                                                          -----------
   INSURANCE--0.7%
   --------------
             10,000   Delphi Financial Group, Inc.*.....................................................      201,250
             11,000   John Alden Financial Corporation..................................................      228,250
                                                                                                          -----------
                                                                                                              429,500
                                                                                                          -----------
   INVESTMENT--0.5%
   ---------------
             30,000   Southwest Securities Group, Inc...................................................      292,500
                                                                                                          -----------
   LEATHER/SHOES--1.1%
   ------------------
            170,000   Genesco, Inc.*....................................................................      680,000
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                            MARKET
        SHARES                                                                                               VALUE
   ----------------                                                                                       -----------
   LEISURE/AMUSEMENT--4.8%
   -----------------------
             43,000   Anthony Industries, Inc...........................................................  $   800,875
             27,000   Bally Gaming International, Inc.*.................................................      283,500
             40,000   Callaway Golf Company.............................................................      655,000
             25,000   Matthews Studio Equipment Group*..................................................       43,750
             30,000   Scientific Games Holdings Corporation*............................................      982,500
             52,500   Sports Club Company, Inc.*........................................................      223,125
                                                                                                          -----------
                                                                                                            2,988,750
                                                                                                          -----------
   MACHINERY--0.7%
   ---------------
             30,000   Computational Systems, Inc.*......................................................      446,250
                                                                                                          -----------
   MANUFACTURING/DISTRIBUTIONS--7.5%
   -------------------------------
             25,000   Harsco Corporation................................................................    1,318,750
             22,000   Luxottica Group S.P.A., ADR.......................................................    1,072,500
             34,800   Peak Technologies Group, Inc.*....................................................      878,700
             10,000   Sweetwater, Inc.*.................................................................       37,500
             25,000   Thermo Instrument Systems, Inc.*..................................................      759,375
             16,800   Thermo Process Systems, Inc.*.....................................................      182,700
             25,000   ThermoSpectra Corporation(c)*.....................................................      406,250
                                                                                                          -----------
                                                                                                            4,655,775
                                                                                                          -----------
   MEDICAL EQUIPMENT/SUPPLY--9.6%
   -----------------------------
            125,000   Angeion Corporation*..............................................................      953,125
             37,742   Circon Corporated*................................................................      858,631
             63,333   Cooper Companies, Inc.*...........................................................      372,083
             10,000   Cordis Corporation*...............................................................    1,105,000
             15,000   Empi, Inc.*.......................................................................      333,750
             20,000   Jones Medical, Inc................................................................      390,000
             40,000   Thermedics, Inc.*.................................................................      735,000
             20,000   Thermo Cardiosystems, Inc.*.......................................................      970,000
             68,000   Unilab Corporation*...............................................................      212,500
                                                                                                          -----------
                                                                                                            5,930,089
                                                                                                          -----------
   METAL--0.9%
   -----------
             32,500   Material Sciences Corporation*....................................................      540,313
                                                                                                          -----------
   MINING/DIVERSIFIED--1.0%
   ----------------------
             15,000   Minerals Technologies, Inc........................................................      598,125
                                                                                                          -----------
   OFFICE EQUIPMENT--0.4%
   --------------------
             12,000   American Business Products, Inc...................................................      262,500
                                                                                                          -----------
   OIL & GAS--2.1%
   --------------
             45,000   Camco International, Inc..........................................................    1,029,375
             10,000   Global Industries Ltd.*...........................................................      262,500
                                                                                                          -----------
                                                                                                            1,291,875
                                                                                                          -----------
   POLLUTION CONTROL--3.7%
   ---------------------
             38,475   Handex Corporation*...............................................................      240,469
             63,000   Insituform Technologies, Class "A"................................................      787,500
             22,500   Thermo Remediation, Inc...........................................................      320,625
             40,000   U.S. Filter Corporation*..........................................................      930,000
                                                                                                          -----------
                                                                                                            2,278,594
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                            MARKET
        SHARES                                                                                               VALUE
   ----------------                                                                                       -----------
   PUBLISHING--3.9%
   ---------------
             40,000   CCH Inc., Class "A"...............................................................  $   930,000
             10,000   CCH Inc., Class "B"...............................................................      230,000
             20,000   Claire's Stores, Inc..............................................................      392,500
             12,000   International Imaging Materials, Inc.*............................................      303,000
              6,000   John Wiley & Sons, Inc. Class "A".................................................      178,500
              9,000   Waverly, Inc......................................................................      357,750
                                                                                                          -----------
                                                                                                            2,391,750
                                                                                                          -----------
   REAL ESTATE INVESTMENT TRUSTS (REIT)--5.4%
   --------------------------------------
             19,000   Alexander Haagen Properties, Inc..................................................      209,000
             25,000   Apartment Investors & Management Company..........................................      503,125
             77,000   LTC Properties, Inc...............................................................    1,116,500
             22,000   Malan Realty Investors, Inc.......................................................      308,000
             10,000   Mid-America Apartment Communities, Inc............................................      230,000
              6,000   Mid-America Realty Investments....................................................       47,250
             13,000   Mid-Atlantic Realty Trust.........................................................      107,250
             25,000   Storage Equities, Inc.............................................................      459,375
             20,000   Walden Residential Properties, Inc................................................      367,500
                                                                                                          -----------
                                                                                                            3,348,000
                                                                                                          -----------
   RETAIL--4.9%
   -----------
             40,000   Cole National Corporation, Class "A"*.............................................      490,000
             15,000   Damark International, Inc.*.......................................................       90,000
             40,000   Eckerd Corporation*...............................................................    1,585,000
             13,000   Fingerhut Companies, Inc..........................................................      177,125
             42,500   Forschner Group, Inc.*............................................................      494,063
             25,000   The Sirena Apparel Group, Inc.*...................................................      181,250
                                                                                                          -----------
                                                                                                            3,017,438
                                                                                                          -----------
   SERVICES--5.4%
   ------------
             40,000   Interim Services, Inc.*...........................................................    1,190,000
            200,000   National Education Corporation*...................................................    1,625,000
             19,000   Protection One, Inc.*.............................................................      149,625
             11,500   Stewart Enterprises, Inc..........................................................      388,125
                                                                                                          -----------
                                                                                                            3,352,750
                                                                                                          -----------
   TELECOMMUNICATIONS--2.4%
   -----------------------
             60,000   A+ Network, Inc.*.................................................................      840,000
             25,000   Metrocall, Inc.*..................................................................      625,000
                                                                                                          -----------
                                                                                                            1,465,000
                                                                                                          -----------
   Total common stocks (cost $46,649,408)...............................................................   55,549,955
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

CONVERTIBLE BONDS--2.4%(A)
---------------------

   PRINCIPAL                                                                                    MATURITY      MARKET
     AMOUNT                                                                                       DATE         VALUE
----------------                                                                               ----------   -----------
   HEALTH CARE CENTERS--1.3%
   -----------------------
        $750,000   Assisted Living Concepts, Inc., 7.00%.....................................    08/15/05   $   822,503
                                                                                                            -----------
   LEISURE/AMUSEMENT--0.3%
   -----------------------
         200,000   All American Communications Inc., 6.50%...................................    10/01/03       193,182
                                                                                                            -----------
   MEDICAL EQUIPMENT/SUPPLY--0.8%
   -----------------------------
         500,000   Cabot Medical Corporation, 7.50%..........................................    03/01/99       490,000
                                                                                                            -----------
Total convertible bonds (cost $1,415,000)................................................................     1,505,685
                                                                                                            -----------
TOTAL INVESTMENT PORTFOLIO (cost $53,374,408)(b), 100.9%(a)..............................................    62,365,639
OTHER ASSETS AND LIABILITIES, (0.9%)(a)..................................................................      (539,586)
                                                                                                            -----------
NET ASSETS, 100.0%.......................................................................................   $61,826,053
                                                                                                             ==========

------------------

 *  Not an income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is $53,447,719. Market value includes net unrealized appreciation of $8,917,920, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $10,845,037 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,927,117.
(c) Restricted security -- security that has not been registered with the Securities and Exchange Commission under the Securities Act of
    1933 -- purchased on October 11, 1994 at $10.00 per share. This security represented 0.7% of the net assets of the Fund.

ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $48,064,408) (Note 1)......................                 $57,055,639
Repurchase agreement (identified cost $5,310,000) (Note 1)...............................                   5,310,000
Cash.....................................................................................                         170
Receivables:
  Investments sold.......................................................................                   1,699,527
  Fund shares sold.......................................................................                     376,339
  Dividends and interest.................................................................                      44,790
Deferred organization expenses (Note 1)..................................................                      25,000
Deferred state registration expenses (Note 1)............................................                      13,281
Prepaid insurance........................................................................                       1,866
                                                                                                          -----------
        Total assets.....................................................................                  64,526,612
Liabilities
Payables (Note 4):
  Investments purchased..................................................................  $2,506,063
  Fund shares redeemed...................................................................      41,541
  Accrued management fee.................................................................      48,899
  Accrued distribution fee...............................................................      15,835
  Other accrued expenses.................................................................      88,221
                                                                                           ----------
        Total liabilities................................................................                   2,700,559
                                                                                                          -----------
Net assets, at market value..............................................................                 $61,826,053
                                                                                                           ==========
Net Assets
Net assets consist of:
  Undistributed net investment income....................................................                 $    30,996
  Net unrealized appreciation on investments.............................................                   8,991,231
  Accumulated net realized gain..........................................................                   2,768,507
  Paid-in capital........................................................................                  50,035,319
                                                                                                          -----------
Net assets, at market value..............................................................                 $61,826,053
                                                                                                           ==========
Class A Shares
Net asset value and redemption price per share ($57,430,000 divided by 3,044,503 shares
  of beneficial interest outstanding, no par value) (Notes 1 and 2)......................                      $18.86
                                                                                                           ==========
Maximum offering price per share (100/95.25 of $18.86)...................................                      $19.80
                                                                                                           ==========
Class C Shares
Net asset value and offering price per share ($4,396,053 divided by 233,921 shares of
  beneficial interest outstanding, no par value) (Notes 1 and 2).........................                      $18.79
                                                                                                           ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------

Investment Income
Income:
  Dividends.............................................................................                 $    547,047
  Interest..............................................................................                      406,626
                                                                                                         ------------
        Total income....................................................................                      953,673
Expenses (Notes 1 and 4):
  Management fee........................................................................  $  465,132
  Distribution fee......................................................................     124,649
  Shareholder servicing fees............................................................      62,042
  Professional fees.....................................................................      60,346
  Custodian/Fund accounting fees........................................................      53,835
  Amortization of state registration expenses...........................................      50,309
  Reports to shareholders...............................................................      39,799
  Trustees' fees and expenses...........................................................      12,405
  Amortization of organization expenses.................................................      10,000
  Insurance.............................................................................       4,720
  Federal registration fees.............................................................       4,488
  Other.................................................................................       1,334
                                                                                          ----------
        Total expenses..................................................................                      889,059
                                                                                                         ------------
Net investment income...................................................................                       64,614
                                                                                                         ------------
Realized and Unrealized Gain on Investments
Net realized gain from investment transactions..........................................                    2,899,946
Net increase in unrealized appreciation of investments during the year..................                    6,857,583
                                                                                                         ------------
        Net gain on investments.........................................................                    9,757,529
                                                                                                         ------------
Net increase in net assets resulting from operations....................................                 $  9,822,143
                                                                                                          ===========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          FOR THE YEARS ENDED
                                                                                 -------------------------------------
                                                                                 OCTOBER 31, 1995     OCTOBER 31, 1994
                                                                                 ----------------     ----------------
Increase in net assets:
Operations:
  Net investment income (loss)...............................................      $     64,614         $    (27,981)
  Net realized gain from investment transactions.............................         2,899,946            2,526,517
  Net increase (decrease) in unrealized appreciation of investments during
    the year.................................................................         6,857,583           (1,054,728)
                                                                                 ----------------     ----------------
  Net increase in net assets resulting from operations.......................         9,822,143            1,443,808
Distributions to shareholders from:
  Net investment income Class A ($.01 per share).............................           (33,618)                  --
  Net realized gains Class A ($.97 per share)................................        (2,501,284)                  --
Increase (decrease) in net assets from Fund share transactions (Note 2)......        13,014,458             (307,114)
                                                                                 ----------------     ----------------
Increase in net assets.......................................................        20,301,699            1,136,694
Net assets, beginning of year................................................        41,524,354           40,387,660
                                                                                 ----------------     ----------------
Net assets, end of year (including undistributed net investment income of
  $30,996 as of October 31, 1995)............................................      $ 61,826,053         $ 41,524,354
                                                                                 ===============      ===============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   CLASS A SHARES
                                                                                FOR THE YEARS ENDED          CLASS C
                                                                                     OCTOBER 31              SHARES
                                                                            ----------------------------     -------
                                                                             1995       1994      1993+      1995++
                                                                            ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF THE PERIOD..................................  $16.20     $15.57     $14.29     $15.67
                                                                            ------     ------     ------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a).........................................     .02       (.01)      (.01)      (.02)
  Net realized and unrealized gain on investments.........................    3.62        .64       1.29       3.14
                                                                            ------     ------     ------     -------
Total from investment operations..........................................    3.64        .63       1.28       3.12
                                                                            ------     ------     ------     -------
LESS DISTRIBUTIONS:
  Dividends from net investment income....................................    (.01)        --         --         --
  Distributions from net realized gains...................................    (.97)        --         --         --
                                                                            ------     ------     ------     -------
  Total Distributions.....................................................    (.98)        --         --         --
                                                                            ------     ------     ------     -------
NET ASSET VALUE, END OF THE PERIOD........................................  $18.86     $16.20     $15.57     $18.79
                                                                            ======     ======     ======     =======
TOTAL RETURN (%)(C).......................................................   23.97       4.05       8.96      19.91
RATIOS (%)/SUPPLEMENTAL DATA:
  Ratio of operating expenses, net, to average daily net assets(a)........    1.88       1.91       2.00 (b)   2.36 (b)
  Ratio of net investment income (loss) to average daily net assets.......     .15      (0.07)     (0.15)(b)   (.46)(b)
  Portfolio turnover rate.................................................      89         95         97 (b)     89
  Net assets, end of period ($ millions)..................................      57         42         40          4

---------------

 + For the period May 7, 1993 (commencement of operations) to October 31, 1993. ++ For the period April 3, 1995 (commencement of Class C Shares) to October 31,
1995.
(a) Excludes management fees waived by the Manager in fiscal 1993 of less than $.01 per share. The operating expense ratio including such items would be 2.09% (annualized). The year 1994 includes previously waived management fees paid to the Manager of less than $.01 per share.
(b) Annualized.
(c) Does not include sales load. Not annualized for fiscal 1993 for Class A Shares and fiscal 1995 for Class C Shares.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in four series, the Small Cap Stock Fund (the "Fund"), the Value Equity Fund, the Growth Equity Fund and the Eagle International Equity Portfolio. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The financial statements for the Value Equity Fund and Eagle International Equity Portfolio are presented separately. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

        Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Net Realized Gains. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Of the $2,526,517 net realized gains for the year ended October 31, 1994, the Fund has designated $403,325 as net long-term capital gains on a tax basis paid in 1995.

        Expenses: The Fund is charged for those expenses which are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are allocated proportionately among the Portfolios. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Organization Expenses: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclasses among certain capital accounts without impacting the net asset value of the Fund.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At October 31, 1995, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A Shares of the Fund during the years ended October 31, 1995 and 1994, were as follows:

                                                                                  FOR THE YEARS ENDED
                                                              ------------------------------------------------------------
                                                                   OCTOBER 31, 1995                 OCTOBER 31, 1994
                                                              --------------------------       ---------------------------
                           CLASS A SHARES                      SHARES          AMOUNT            SHARES          AMOUNT
        ----------------------------------------------------  ---------     ------------       ----------     ------------
        Shares sold.........................................    984,286     $ 17,529,467        2,257,306     $ 36,019,552
        Shares issued on reinvestment of distributions......    160,682        2,431,113               --               --
        Shares redeemed.....................................   (664,339)     (11,260,584)      (2,287,410)     (36,326,666)
                                                              ---------     ------------       ----------     ------------
        Net increase (decrease).............................    480,629     $  8,699,996          (30,104)    $   (307,114)
                                                                             ===========                       ===========
        Shares outstanding:
          Beginning of year.................................  2,563,874                         2,593,978
                                                              ---------                        ----------
          End of year.......................................  3,044,503                         2,563,874
                                                               ========                         =========

       Transactions in Class C Shares of the Fund from April 3, 1995 (commencement of Class C Shares) to October 31, 1995 were as follows:

                           CLASS C SHARES                      SHARES          AMOUNT
        ----------------------------------------------------  ---------     ------------
        Shares sold.........................................    234,197     $  4,319,728
        Shares redeemed.....................................       (276)          (5,266)
                                                              ---------     ------------
        Net increase........................................    233,921     $  4,314,462
                                                                             ===========
        Shares outstanding:
          Beginning of period...............................         --
                                                              ---------
          End of period.....................................    233,921
                                                               ========

Note 3: PURCHASES AND SALES OF SECURITIES. For year ended October 31, 1995, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) aggregated $49,450,409 and $38,183,445, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the
        Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. Currently, the Manager has voluntarily agreed to waive its fee to the extent that Fund operating expenses exceed 2.00% for Class A Shares (2.75% for Class C Shares effective April 3, 1995) on an annual basis of the Fund's average daily net assets. This agreement is more restrictive than any state expense limitation at the current level of net assets attributable to each class of Shares. Fees voluntarily waived are recoverable by the Manager for a period of up to two years. In the prior year, the Fund's operating expenses fell below 2% of average daily net assets. Accordingly, during fiscal 1994 the Fund paid the Manager all of the fees waived in 1993 amounting to $14,764 ($.01 per share).

        The Manager has entered into agreements with Awad & Associates, Inc., a division of Raymond James & Associates, Inc., and Eagle Asset Management, Inc. (the "Subadvisers") for the Subadvisers to provide to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of October 31, 1995 was $19,600. In addition, the Manager performs Fund Accounting services and charged $29,311 during the current year of which $10,400 was payable as of October 31, 1995.

        Pursuant to the Class A Distribution plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a fee of up to 0.35% of average daily net assets for services it provides in connection with the promotion and distribution of Fund shares. However, at the present

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        time the Board of Trustees has authorized payments of only .25% of average daily net assets for Class A Shares. Such fee is accrued daily and payable monthly. Under the Class C Distribution Plan the Fund paid the Distributer a fee equal to 1.00% of the average daily net assets. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. During the period $115,551 and $9,098 were paid for distribution fees for Class A Shares and Class C Shares, respectively. The Manager, the Subadvisers, the Distributor and the Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager (collectively referred to as the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an interested person of the Manager received an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are paid equally by each of the Heritage mutual funds.

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Series Trust-Small Cap Stock Fund:

     We have audited the accompanying statement of assets and liabilities of Heritage Series Trust-Small Cap Stock Fund, including the investment portfolio, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Series Trust-Small Cap Stock Fund, as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                      Coopers & Lybrand LLP
December 22, 1995

HERITAGE SERIES TRUST-SMALL CAP STOCK FUND is a member of the Heritage family of mutual funds. Other investment alternatives available to you from Heritage include:

              HERITAGE CASH TRUST
                 MONEY MARKET FUND
                 MUNICIPAL MONEY MARKET FUND
              HERITAGE CAPITAL APPRECIATION TRUST
              HERITAGE INCOME-GROWTH TRUST
              HERITAGE INCOME TRUST
                 DIVERSIFIED PORTFOLIO
                 LIMITED MATURITY GOVERNMENT PORTFOLIO
              HERITAGE SERIES TRUST
                 GROWTH EQUITY FUND
                 EAGLE INTERNATIONAL EQUITY PORTFOLIO
                 VALUE EQUITY FUND
              HERITAGE U.S. GOVERNMENT INCOME FUND
                 (A CLOSED-END FUND THAT TRADES ON THE
                 NEW YORK STOCK EXCHANGE)

We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these funds, please contact your account executive. Read the Prospectus carefully before you invest in any of the funds.

     Heritage Series Trust
     P.O. Box 33022
     St. Petersburg, FL 33733

     --------------------------------------------

     Address Change Requested

     Annual Report

     INVESTMENT ADVISOR/
     SHAREHOLDER SERVICING AGENT/
     FUND ACCOUNTANT
     Heritage Asset Management, Inc.
     P.O. Box 33022
     St. Petersburg, FL 33733
     (800) 421-4184

     DISTRIBUTOR
     Raymond James & Associates, Inc.
     P.O. Box 12749
     St. Petersburg, FL 33733
     (813) 573-3800

     LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP

     INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.

     This report is for the information of shareholders of Heritage Series Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

           [HERITAGE SERIES TRUST (TM) LOGO]

                  SMALL CAP STOCK FUND

-----------------------------------------------------
A MUTUAL FUND
-----------------------------------------------------
SEEKING LONG-TERM
-----------------------------------------------------
CAPITAL APPRECIATION
-----------------------------------------------------
-----------------------------------------------------
-----------------------------------------------------
-----------------------------------------------------

ANNUAL REPORT
and Investment Performance
Review for the Year Ended
OCTOBER 31, 1995

A member of the
Heritage Family of Mutual Funds(])